Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
(1)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The consolidated financial statements include the accounts of Superior Energy Services, Inc. and subsidiaries (the Company). All significant intercompany accounts and transactions are eliminated in consolidation.

(b)	Reclassifications

In the first quarter of 2012, the Company sold the 18 liftboats and related assets comprising its Marine segment, as well as a derrick barge from its Subsea and Well Enhancement segment. Beginning the first quarter of 2012, all of the operations related to these assets, as well as any resulting gain or loss recognized from the dispositions, will be reported as discontinued operations, net of tax in the consolidated financial statements. We have also reported the prior period operations related to these assets as discontinued operations retrospectively for all periods presented. See Note 4 – Discontinued Operations for more information. Certain previously reported amounts have been reclassified to conform to the 2011 presentation.

(c)	Business

The Company is a leading provider of specialized oilfield services and equipment focusing on serving the production and drilling-related needs of oil and gas companies. The Company provides most of the products and services necessary to maintain, enhance and extend producing wells, as well as plug and abandonment services at the end of their life cycle.

(d)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Major Customers and Concentration of Credit Risk

The majority of the Company’s business is conducted with major and independent oil and gas exploration companies. The Company evaluates the financial strength of its customers and provides allowances for probable credit losses when deemed necessary.

The market for the Company’s services and products is the oil and gas industry in the United States and select international market areas. Oil and gas companies make capital expenditures on exploration, drilling and production operations. The level of these expenditures historically has been characterized by significant volatility.

The Company derives a large amount of revenue from a small number of major and independent oil and gas companies. In 2011 and 2010, no single customer accounted for more than 10% of total revenue. In 2009 Chevron accounted for approximately 15%, Apache accounted for approximately 13% and BP accounted for approximately 11% of total revenue, primarily related to our Subsea and Well Enhancement segment.

In addition to trade receivables, other financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and derivative instruments used in hedging activities. The Company periodically evaluates the creditworthiness of financial institutions that may serve as a counterparty. The financial institutions in which the Company transacts business are large, investment grade financial institutions which are “well-capitalized” under applicable regulatory capital adequacy guidelines, thereby minimizing its exposure to credit risks for deposits in excess of federally insured amounts and for failure to perform as the counterparty on interest rate swap agreements.

(f)	Cash Equivalents

The Company considers all short-term investments with a maturity of 90 days or less when purchased to be cash equivalents.

(g)	Accounts Receivable and Allowances

Trade accounts receivable are recorded at the invoiced amount or the earned amount but not yet invoiced and do not bear interest. The Company maintains allowances for estimated uncollectible receivables including bad debts and other items. The allowance for doubtful accounts is based on the Company’s best estimate of probable uncollectible amounts in existing accounts receivable. The Company determines the allowance based on historical write-off experience and specific identification.

(h)	Inventory and Other Current Assets

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) or weighted-average cost methods for finished goods and work-in-process. Supplies and consumables consist principally of products used in our services provided to customers.

Inventory and other current assets include approximately $83.1 million and $70.0 million of inventory at December 31, 2011 and 2010, respectively. Our inventory balance at December 31, 2011 consisted of approximately $39.0 million of finished goods, $2.3 million of work-in-process, $5.4 million of raw materials and $36.4 million of supplies and consumables. Our inventory balance at December 31, 2010 consisted of $31.4 million of finished goods, $1.4 million of work-in-process, $2.2 million of raw materials and $35.0 million of supplies and consumables.

Additionally, inventory and other current assets include approximately $133.4 million and $146.9 million of costs incurred and estimated earnings in excess of billings on uncompleted contracts at December 31, 2011 and 2010, respectively. The Company follows the percentage-of-completion method of accounting for applicable contracts.

(i)	Property, Plant and Equipment

Property, plant and equipment are stated at cost, except for assets acquired using purchase accounting, which are recorded at fair value as of the date of acquisition. With the exception of the Company’s larger marine vessels, depreciation is computed using the straight line method over the estimated useful lives of the related assets as follows:

Buildings and improvements	3 to 40 years
Marine vessels and equipment	5 to 25 years
Machinery and equipment	2 to 20 years
Automobiles, trucks, tractors and trailers	3 to 5 years
Furniture and fixtures	2 to 10 years

The Company’s larger marine vessels are depreciated using the units-of-production method based on the utilization of the vessels and are subject to a minimum amount of annual depreciation. The units-of-production method is used for these assets because depreciation occurs primarily through use rather than through the passage of time.

The Company follows the successful efforts method of accounting for its investment in oil and natural gas properties. Under the successful efforts method, the costs of successful exploratory wells and leases containing productive reserves are capitalized. Costs incurred to drill and equip developmental wells, including unsuccessful development wells, are capitalized. Other costs such as geological and geophysical costs and the drilling costs of unsuccessful exploratory wells are expensed. Leasehold and well costs are depleted on a units-of-production basis based on the estimated remaining equivalent proved oil and gas reserves of each field.

The Company capitalizes interest on the cost of major capital projects during the active construction period. Capitalized interest is added to the cost of the underlying assets and is amortized over the useful lives of the assets. The Company capitalized approximately $7.1 million, $2.7 million and $2.9 million in 2011, 2010 and 2009, respectively, of interest for various capital projects.

In accordance with authoritative guidance on property, plant and equipment, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of assets to be held and used is assessed by a comparison of the carrying amount of such assets to their fair value calculated, in part, by the estimated undiscounted future cash flows expected to be generated by the assets. Cash flow estimates are based upon, among other things, historical results adjusted to reflect the best estimate of future market rates, utilization levels, and operating performance. Estimates of cash flows may differ from actual cash flows due to, among other things, changes in economic conditions or changes in an asset’s operating performance. The Company’s assets are grouped by subsidiary or division for the impairment testing, except for liftboats, which are grouped together by leg length. These groupings represent the lowest level of identifiable cash flows. The Company has long-lived assets, such as facilities, utilized by multiple operating divisions that do not have identifiable cash flows. Impairment testing for these long-lived assets is based on the consolidated entity. If the assets’ fair value is less than the carrying amount of those items, impairment losses are recorded in the amount by which the carrying amount of such assets exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less estimated costs to sell. The net carrying value of assets not fully recoverable is reduced to fair value. The estimate of fair value represents the Company’s best estimate based on industry trends and reference to market transactions and is subject to variability. The oil and gas industry is cyclical and these estimates of the period over which future cash flows will be generated, as well as the predictability of these cash flows, can have a significant impact on the carrying values of these assets and, in periods of prolonged down cycles, may result in impairment charges.

As a result of pursuing strategic alternatives, the Company entered into an agreement dated February 22, 2012 to sell its Marine segment. As such, the Company concluded that indicators of impairment existed and therefore conducted a fair value assessment of the liftboats at December 31, 2011. This valuation included two components: estimated undiscounted cash flows and indicated valuation evidenced by tenders from prospective buyers. A weighted average was applied to the two components to obtain an estimate of the fair market value of the liftboats. Based on this valuation analysis, the Company determined that the liftboats had a fair market value that was approximately $35.8 million less than their carrying value. Therefore, a reduction in the value of assets (property, plant and equipment) was recorded for approximately $35.8 million, which is included in discontinued operations on the consolidated statement of operations. On March 30, 2012, the Company sold the 18 liftboats and related assets that comprised its Marine segment.

For the year ended December 31, 2010, the Company recorded a reduction in the value of assets totaling $32.0 million in connection with liftboat components primarily related to the two partially completed liftboats, which is included in discontinued operations on the consolidated statements of operations. For the year ended December 31, 2009, the Company recorded approximately $119.8 million reduction in the value of assets, related to property, plant and equipment, due to the decline in the U.S. land market area.

(j)	Goodwill

In accordance with authoritative guidance on intangible assets, goodwill is tested for impairment annually as of December 31 or on an interim basis if events or circumstances indicate that the fair value of the asset has decreased below its carrying value. In order to estimate the fair value of the reporting units (which is consistent with the reported business segments), the Company used a weighting of the discounted cash flow method and the public company guideline method of determining fair value of each reporting unit. The Company weighted the discounted cash flow method 80% and the public company guideline method 20% due to differences between the Company’s reporting units and the peer companies’ size, profitability and diversity of operations. In order to validate the reasonableness of the estimated fair values obtained for the reporting units, a reconciliation of fair value to market capitalization was performed for each unit on a standalone basis. A control premium, derived from market transaction data, was used in this reconciliation to ensure that fair values were reasonably stated in conjunction with the Company’s capitalization. These fair value estimates were then compared to the carrying value of the reporting units. No impairment loss was recognized during the years ended December 31, 2010 and 2009, as the fair value of the reporting unit exceeded the carrying amount. A significant amount of judgment was involved in performing these evaluations since the results are based on estimated future events.

The Company completed its assessment at December 31, 2011 to determine whether goodwill was impaired and as a result determined that it was more likely than not that the fair value of the former Marine segment was less than its carrying amount, indicating that goodwill was potentially impaired. As a result, the Company initiated the second step of the goodwill impairment test which involved calculating the implied fair value of the goodwill by allocating the fair value of the former Marine segment to all of the assets and liabilities other than goodwill and comparing it to the carrying amount of goodwill. The Company determined that the implied fair value of the goodwill for the former Marine segment was less than its carrying value and fully wrote-off the goodwill balance of $10.3 million, which was recorded as a reduction in the value of assets within income (loss) from discontinued operations on the consolidated statement of operations.

The following table summarizes the activity for the Company’s goodwill for the years ended December 31, 2011 and 2010 (amounts in thousands):

	Subsea and Well Enhancement	Drilling Products and Services	Marine	Total
Balance, December 31, 2009	$332,111	$139,436	$10,933	$482,480
Acquisition activities	93,650	—	—	93,650
Disposition activities	—	—	(80)	(80)
Additional consideration paid for prior acquisitions	14,029	1,000	—	15,029
Foreign currency translation adjustment	(2,106)	(973)	—	(3,079)

Balance, December 31, 2010	$437,684	$139,463	$10,853	$588,000

Acquisition activities	3,563	—	—	3,563
Disposition activities	—	—	(519)	(519)
Reduction in value of asset	—	—	(10,334)	(10,334)
Additional consideration paid for prior acquisitions	—	1,000	—	1,000
Foreign currency translation adjustment	(296)	(35)	—	(331)

Balance, December 31, 2011	$440,951	$140,428	$—	$581,379

If, among other factors, (1) the Company’s market capitalization declines and remains below its stockholders’ equity, (2) the fair value of the reporting units decline, or (3) the adverse impacts of economic or competitive factors are worse than anticipated, the Company could conclude in future periods that impairment losses are required.

(k)	Notes Receivable

Notes receivable consist of a commitment from the seller of oil and gas properties towards the abandonment of the acquired property. Pursuant to an agreement with the seller, the Company will invoice the seller an agreed upon amount at the completion of certain decommissioning activities. The gross amount of this note totaled $115.0 million and is recorded at present value using an effective interest rate of 6.58%. The related discount is amortized to interest income based on the expected timing of the platform’s removal. The Company recorded interest income related to notes receivable of $4.5 million for each of the years ended December 31, 2011 and 2010.

(l)	Intangible and Other Long-Term Assets

Intangible and other long-term assets consist of the following at December 31, 2011 and 2010 (amounts in thousands):

	December 31, 2011			December 31, 2010
	Gross Amount	Accumulated Amortization	Net Balance	Gross Amount	Accumulated Amortization	Net Balance
Customer relationships	$23,707	$(6,144)	$17,563	$23,306	$(4,317)	$18,989
Tradenames	18,005	(2,706)	15,299	17,924	(1,622)	16,302
Non-compete agreements	1,697	(1,126)	571	1,320	(1,211)	109
Debt issuance costs	41,449	(10,039)	31,410	25,886	(14,412)	11,474
Deferred compensation plan assets	10,598	—	10,598	10,820	—	10,820
Escrowed cash	50,196	—	50,196	33,013	—	33,013
Restricted cash and	785,280	—	785,280	—	—	—
cash equivalents
Long-term assets held as major replacement spares	13,806	—	13,806	19,999	—	19,999
Other	6,018	(605)	5,413	3,780	(503)	3,277

Total	$950,756	$(20,620)	$930,136	$136,048	$(22,065)	$113,983

Customer relationships, tradenames, and non-compete agreements are amortized using the straight line method over the life of the related asset with weighted average useful lives of 13 years, 17 years, and 3 years, respectively. Debt issuance costs are amortized primarily using the effective interest method over the life of the related debt agreements with a weighted average useful life of 9 years. Amortization of debt issuance costs is recorded in interest expense. Amortization expense (exclusive of debt issuance costs) was approximately $3.4 million, $3.3 million and $4.3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Estimated annual amortization of intangible assets (exclusive of debt acquisition costs) will be approximately $3.4 million for 2012, $3.3 million for 2013, $3.2 million for 2014, $3.0 million for 2015 and $2.9 million for 2016, excluding the effects of any acquisitions or dispositions subsequent to December 31, 2011.

In connection with the issuance of the Company’s $800 million of 7 1/8% unsecured senior notes due 2021, certain restrictions were placed on the proceeds from the issuance of these notes. These restrictions limit the Company to use the proceeds, net of fees and expenses from the issuance, for the acquisition of Complete Production Services, Inc. (NYSE: CPX) (Complete). At December 31, 2011, the Company held $785.3 million in other long-term assets as net proceeds from the issuance of these notes (see note 8), which were used to partially fund the acquisition of Complete on February 7, 2012.

As a result of the annual review for impairment of long-lived assets in accordance with authoritative guidance, the Company recorded approximately $92.7 million as a reduction in the value of intangible assets during the year ended December 31, 2009.

(m)	Decommissioning Liabilities

The Company records estimated future decommissioning liabilities in accordance with the authoritative guidance related to asset retirement obligations (decommissioning liabilities), which requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred, with a corresponding increase in the carrying amount of the related long-lived asset. Subsequent to initial measurement, the decommissioning liability is required to be accreted each period to present value. The Company’s decommissioning liabilities associated with the Bullwinkle platform and its related assets consist of costs related to the plugging of wells, the removal of the related facilities and equipment, and site restoration.

Whenever practical, the Company utilizes its own equipment and labor services to perform well abandonment and decommissioning work. When the Company performs these services, all recorded intercompany revenues and related costs of services are eliminated in the consolidated financial statements. The recorded decommissioning liability associated with a specific property is fully extinguished when the property is abandoned. The recorded liability is first reduced by all cash expenses incurred to abandon and decommission the property. If the recorded liability exceeds (or is less than) the Company’s total costs, then the difference is reported as income (or loss) within revenue during the period in which the work is performed. The Company reviews the adequacy of its decommissioning liabilities whenever indicators suggest that the estimated cash flows needed to satisfy the liability have changed materially. The Company reviews its estimates for the timing of these expenditures on a quarterly basis.

In connection with the acquisition of Superior Completion Services in 2010, the Company assumed approximately $10.0 million of decommissioning liabilities associated with restoring two chartered vessels to the original condition in which they were received.

The following table summarizes the activity for the Company’s decommissioning liabilities for the years ended December 31, 2011 and 2010 (amounts in thousands):

	2011	2010
Decommissioning liabilities, December 31, 2010 and 2009, respectively	$117,716	$—
Liabilities acquired and incurred	—	136,559
Liabilities settled	(504)	(1,759)
Accretion	6,752	7,018
Revision in estimated liabilities	(788)	(24,102)

Total decommissioning liabilities, December 31, 2011 and 2010, respectively	123,176	117,716
Less: current portion of decommissioning liabilities at December 31, 2011 and 2010, respectively	14,956	16,929

Long-term decommissioning liabilities, December 31, 2011 and 2010, respectively	$108,220	$100,787

(n)	Revenue Recognition

Products and services are generally sold based upon purchase orders or contracts with customers that include fixed or determinable prices. Revenue is recognized when services or equipment are provided and collectability is reasonably assured. The Company contracts for subsea and well enhancement projects either on a day rate or turnkey basis, with a vast majority of its projects conducted on a day rate basis. The Company’s drilling products and services are billed on a day rate basis, and revenue from the sale of equipment is recognized when the title to the equipment has been transferred. Reimbursements from customers for the cost of drilling products and services that are damaged or lost down-hole are reflected as revenue at the time of the incident. The Company accounted for the revenue and related costs on a large-scale platform decommissioning contract on the percentage-of-completion method utilizing costs incurred as a percentage of total estimated costs (see note 5). The Company recognizes oil and gas revenue from its interests in producing wells as oil and natural gas is sold.

(o)	Taxes Collected from Customers

In accordance with authoritative guidance related to taxes collected from customers and remitted to governmental authorities, the Company elected to net taxes collected from customers against those remitted to government authorities in the financial statements consistent with the historical presentation of this information.

(p)	Income Taxes

The Company accounts for income taxes and the related accounts under the asset and liability method. Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and rates that are in effect when the temporary differences are expected to reverse. The effect of a change in tax rates on the deferred income taxes is recognized in income in the period in which the change occurs. A valuation allowance is recorded when management believes it is more likely than not that at least some portion of any deferred tax asset will not be realized.

The Company has adopted authoritative guidance surrounding accounting for uncertainty in income taxes. It is the Company’s policy to recognize interest and applicable penalties related to uncertain tax positions in income tax expense.

(q)	Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed in the same manner as basic earnings per share except that the denominator is increased to include the number of additional common shares that could have been outstanding assuming the exercise of stock options and restricted stock units and the potential shares that would have a dilutive effect on earnings per share using the treasury stock method.

Stock options and restricted stock units for approximately 540,000, 1,650,000 and 1,180,000 shares were excluded in the computation of diluted earnings per share for the years ended December 31, 2011, 2010 and 2009, respectively, as the effect would have been anti-dilutive.

(r)	Discontinued Operations

The Company classifies assets and liabilities of a disposal group as held for sale and discontinued operations if the following criteria are met: (1) management, with appropriate authority, commits to a plan to sell a disposal group; (2) the asset is available for immediate sale in its current condition; (3) an active program to locate a buyer and other actions to complete the sale have been initiated; (4) the sale is probable; (5) the disposal group is being actively marketed for sale at a reasonable price; and (6) actions required to complete the plan of sale indicate it is unlikely that significant changes to the plan of sale will occur or that the plan will be withdrawn. Once deemed held for sale, the Company no longer depreciates the assets of the disposal group. Upon sale, the Company calculates the gain or loss associated with the disposition by comparing the carrying value of the assets less direct costs of the sale with the proceeds received. In the consolidated statement of operations income (loss) from discontinued operations are presented, net of tax effect, as a separate caption below net income from continuing operations.

(s)	Fair Value Measurements

The Company follows authoritative guidance for fair value measurements relating to financial and nonfinancial assets and liabilities, including presentation of required disclosures herein. This guidance establishes a fair value framework requiring the categorization of assets and liabilities into three levels based upon the assumptions (inputs) used to price the assets and liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3 generally requires significant management judgment. The three levels are defined as follows:

Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities;

Level 2: Observable inputs other than those included in Level 1 such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical assets or liabilities in inactive markets or model-derived valuations or other inputs that can be corroborated by observable market data; and

Level 3: Unobservable inputs reflecting management’s own assumptions about the inputs used in pricing the asset or liability.

(t)	Financial Instruments

The fair value of the Company’s financial instruments of cash equivalents, accounts receivable, accounts payable, accrued expenses and revolving credit facility approximates their carrying amounts due to their short maturity or market interest rates. The fair value of the Company’s debt was approximately $1,749.8 million and $902.5 million at December 31, 2011 and 2010, respectively. The fair value of these debt instruments is determined by reference to the market value of the instrument as quoted in an over-the-counter market.

(u)	Foreign Currency

Results of operations for foreign subsidiaries with functional currencies other than the U.S. dollar are translated using average exchange rates during the period. Assets and liabilities of these foreign subsidiaries are translated using the exchange rates in effect at the balance sheet dates, and the resulting translation adjustments are reported as accumulated other comprehensive income (loss) in the Company’s stockholders’ equity.

For international subsidiaries where the functional currency is the U.S. dollar, financial statements are remeasured into U.S. dollars using the historical exchange rate for most of the long-term assets and liabilities and the balance sheet date exchange rate for most of the current assets and liabilities. An average exchange rate is used for each period for revenues and expenses. These transaction gains and losses, as well as any other transactions in a currency other than the functional currency, are included in general and administrative expenses in the consolidated statements of operations in the period in which the currency exchange rates change. For the years ended December 31, 2011, 2010 and 2009 the Company recorded approximately $1.4 million, $1.6 million and $3.5 million of foreign currency gains, respectively.

(v)	Stock-Based Compensation

In accordance with authoritative guidance related to stock compensation, the Company records compensation costs relating to share-based payment transactions and includes such costs in general and administrative expenses in the statement of operations. The cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity award). Excess tax benefits of awards that are recognized in equity related to stock option exercises and restricted stock vesting are reflected as financing cash flows.

(w)	Derivative Instruments and Hedging Activities

The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. Interest rate swap agreements that are effective at hedging the fair value of fixed-rate debt agreements are designated and accounted for as fair value hedges. The Company also assesses, both at inception of the hedging relationship and on an ongoing basis, whether the derivatives used in hedging relationships are highly effective in offsetting changes in fair value.

In an attempt to achieve a more balanced debt portfolio, the Company entered into an interest rate swap in March 2010. Under this agreement, the Company is entitled to receive semi-annual interest payments at a fixed rate of 6 7/8% per annum and is obligated to make quarterly interest payments at a variable rate. At December 31, 2011, the Company had fixed-rate interest on approximately 87% of its long-term debt. As of December 31, 2011, the Company had a notional amount of $150 million related to this interest rate swap with a variable interest rate, which is adjusted every 90 days, based on LIBOR plus a fixed margin.

From time to time, the Company may enter into forward foreign exchange contracts to hedge the impact of foreign currency fluctuations. The Company does not enter into forward foreign exchange contracts for trading purposes. During the years ended December 31, 2011 and 2009, the Company did not hold any foreign currency forward contracts. During the year ended December 31, 2010, the Company held foreign currency forward contracts outstanding in order to hedge exposure to currency fluctuations. These contracts are not designated as hedges, for hedge accounting treatment, and were marked to fair market value each period and changes in fair value were recognized in earnings.

(x)	Equity –Method Investments

Investments in entities that are not controlled by the Company, but where the Company has the ability to exercise significant influence over the operations, are accounted for using the equity-method. The Company’s share of the income or losses of these entities is reflected as earnings or losses from equity-method investments in its consolidated statements of operations.

(y)	Self Insurance Reserves

The Company is self insured, through deductibles and retentions, up to certain levels for losses related to workers’ compensation, third party liability insurances, property damage, and group medical. With the Company’s growth, the Company has elected to retain more risk by increasing its self insurance. The Company accrues for these liabilities based on estimates of the ultimate cost of claims incurred as of the balance sheet date. The Company regularly reviews the estimates of reported and unreported claims and provides for losses through reserves. The Company obtains actuarial reviews to evaluate the reasonableness of internal estimates for losses related to workers’ compensation and group medical on an annual basis.

(z)	Subsequent Events

In accordance with authoritative guidance, the Company has updated its evaluation and disclosed throughout the notes to the consolidated financial statements all material subsequent events that occurred after the balance sheet date, but before financial statements were reissued.

(aa)	Recently Issued Accounting Pronouncements

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”). The amendments in ASU 2011-05 allow an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both instances, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. However, in December 2011, the FASB issued Accounting Standards Update No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”), which deferred the guidance on whether to require entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement where net income is presented and the statement where other comprehensive income is presented for both interim and annual financial statements. ASU 2011-12 reinstated the requirements for the presentation of reclassifications that were in place prior to the issuance of ASU 2011-05 and did not change the effective date for ASU 2011-05. For public entities, the amendments in ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and should be applied retrospectively. The Company retrospectively adopted this guidance which changed the Company’s financial statement presentation of comprehensive income but did not impact the consolidated financial position or results of operations.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles – Goodwill and Other” (“ASU 2011-08”). ASU 2011-08 allows a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the two-step goodwill impairment test. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the two-step impairment test would be performed. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, and early adoption is permitted. This update changed the process the Company used to test goodwill for impairment, but did not have a material impact on its consolidated financial statements.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This newly issued accounting standard requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions executed under a master netting or similar arrangement and was issued to enable users of financial statements to understand the effects or potential effects of those arrangements on its financial position. This ASU is required to be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. As this accounting standard only requires enhanced disclosure, the adoption of this standard is not expected to have an impact on our consolidated financial position or results of operations.